Exhibit A

GRANT OF POWER OF ATTORNEY

A.           Power of Attorney. Effective as of February 28, 2025, each entity listed on Schedule A attached hereto, and such additional affiliated entities that shall come into existence from time to time (each, a “Granting Entity”), hereby constitutes and appoints Jaspreet Singh and Richard H. Zamboldi as its true and lawful attorneys-in-fact and agents with full power of substitution, in its name, place and stead to make, execute, sign and file such instruments, documents or certificates as may be necessary or proper in the normal course of such Granting Entity’s business.

Each Granting Entity hereby further grants to such attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such Granting Entity might or could do if present, hereby ratifying and confirming all that such attorneys-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted, including, without limitation, the authority to execute documents on behalf of such Granting Entity in connection with investments made by such Granting Entity or any entity controlled by such Granting Entity. Each Granting Entity acknowledges that neither such attorney-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming any of the undersigned entities’ responsibilities under the tax laws of the United States, any state or other jurisdiction. This Power of Attorney shall remain in full force and effect with respect to each such Granting Entity from the date hereof until revoked by each respective Granting Entity in a signed writing delivered to the foregoing attorneys-in-fact.

B.           Consent to Grant of Power of Attorney. As of the date set forth above, each of the undersigned persons, individually and in his or her capacity as a member, partner or equity holder (each, a “Constituent Member”) of a Granting Entity and as a member, partner, trustee or equity holder of any Constituent Member, hereby consents to, and causes each such Granting Entity and Constituent Member, to consent to and cause, the grant of Power of Attorney set forth in Paragraph A above.

Schedule A

GRANTING ENTITIES*

MAIN/STRATEGIC FUNDS:

Accel VI L.P.

Accel Internet Fund II L.P.

Accel VI-S L.P.

Accel Keiretsu VI L.P.

Accel IX L.P.

Accel IX Strategic Partners L.P.

Accel X L.P.

Accel X Strategic Partners L.P.

Accel XI L.P.

Accel XI Strategic Partners L.P.

Accel XII L.P.

Accel XII Strategic Partners L.P.

Accel XIII L.P.

Accel XIII Strategic Partners L.P.

Accel XIV L.P.

Accel XIV Strategic Partners L.P.

Accel XV L.P.

Accel XV Entrepreneurs L.P.

Accel XVI L.P.

Accel XVI Entrepreneurs L.P.

Accel Growth Fund L.P.

Accel Growth Fund Strategic Partners L.P.

Accel Growth Fund II L.P.

Accel Growth Fund II Strategic Partners L.P.

Accel Growth Fund III L.P.

Accel Growth Fund III Strategic Partners L.P.

Accel Growth Fund IV L.P.

Accel Growth Fund IV Strategic Partners L.P.

Accel Growth Fund V L.P.

Accel Growth Fund V Strategic Partners L.P.

Accel Growth Fund VI L.P.

Accel Growth Fund VI Entrepreneurs L.P.

Accel Growth Fund VII L.P.

Accel Leaders Fund L.P.

Accel Leaders Fund II L.P.

Accel Leaders Fund II Strategic Partners L.P.

Accel Leaders 3 L.P.

Accel Leaders 3 Entrepreneurs L.P.

Accel Leaders 4 L.P.

Accel Leaders 4 Entrepreneurs L.P.

Accel India Venture Fund II L.P.

Accel India III L.P.

Accel India IV L.P.

Accel India V L.P.

Accel India VI L.P.

Accel India VII L.P.

Accel India VII Entrepreneurs L.P.

Accel India VIII L.P.

HX One L.P.

GP ASSOCIATES ENTITIES:

Accel VI Associates L.L.C.

Accel Internet Fund II Associates L.L.C.

Accel Keiretsu VI Associates L.L.C.

Accel VIII Associates L.L.C.

Accel IX Associates L.L.C.

Accel X Associates L.L.C.

Accel XI Associates L.L.C.

Accel XII Associates L.L.C.

Accel XIII Associates L.L.C.

Accel XIV Associates L.L.C.

Accel XV Associates L.L.C.

Accel XVI Associates L.L.C.

Accel Growth Fund Associates L.L.C.

Accel Growth Fund II Associates L.L.C.

Accel Growth Fund III Associates L.L.C.

Accel Growth Fund IV Associates L.L.C.

Accel Growth Fund V Associates L.L.C.

Accel Growth Fund VI Associates L.L.C.

Accel Growth Fund VI Associates L.P.

Accel Growth Fund VI GP Associates L.L.C.

Accel Growth Fund VI Associates (India) Ltd.

Accel Growth Fund VI Associates (London) L.P.

Accel Growth Fund VI Associates (London) L.L.C.

Accel Growth Fund VII Associates L.P.

Accel Growth Fund VII GP Associates L.L.C.

Accel Growth Fund VII Associates (India) Ltd.

Accel Leaders Fund Associates L.L.C.

Accel Leaders Fund II Associates L.L.C.

Accel Leaders 3 Associates (India) Ltd.

Accel Leaders 3 Associates L.L.C.

Accel Leaders 3 Associates L.P.

Accel Leaders 3 GP Associates L.L.C.

Accel Leaders 3 Associates (London) L.L.C.

Accel Leaders 3 Associates (London) L.P.

Accel Leaders 4 Associates (India) Ltd.

Accel Leaders 4 Associates L.L.C.

Accel Leaders 4 Associates L.P.

Accel Leaders 4 GP Associates L.L.C.

Accel Leaders 4 Associates (London) L.P.

Accel Leaders 4 Associates (London) L.L.C.

Accel China Growth Fund Associates L.L.C.

Accel China Growth Fund II Associates L.L.C.

Accel China Growth Fund III Associates L.L.C.

Accel China Capital Associates L.L.C.

Accel China Capital II Associates L.L.C.

Accel India Venture Fund II Associates L.P.

Accel India Venture Fund II Associates L.L.C.

Accel India Venture Fund II GP Associates Ltd.

Accel India Venture Fund II Associates (India) Ltd.

Accel India III Associates L.P.

Accel India III Associates L.L.C.

Accel India III GP Associates Ltd.

Accel India III Associates (India) Ltd.

Accel India IV Associates L.P.

Accel India IV Associates L.L.C.

Accel India IV GP Associates Ltd.

Accel India IV Associates (India) Ltd.

Accel India V Associates (India) Ltd.

Accel India V Associates L.L.C.

Accel India V Associates L.P.

Accel India V GP Associates Ltd.

Accel India VI Associates (India) Ltd.

Accel India VI Associates L.L.C.

Accel India VI Associates L.P.

Accel India VI GP Associates Ltd.

Accel India VII GP Associates Ltd.

Accel India VII Associates (India) Ltd

Accel India VII Associates L.P.

Accel India VII Associates L.L.C.

Accel India VIII Associates L.P.

Accel India VIII Associates GP Associates L.L.C.

Accel India VIII Associates (India) Ltd.

HX One Associates L.L.C.

INVESTOR FUNDS:

Accel Investors ’98 L.P.

Accel Investors ’98-S L.P.

Accel Investors 2005 L.L.C.

Accel Investors 2007 L.L.C.

Accel Investors 2008 L.L.C.

Accel Investors 2009 L.L.C.

Accel Investors 2010 L.L.C.

Accel Growth Fund Investors 2010 L.L.C

Accel Growth Fund Investors 2011 L.L.C

Accel Investors 2010 (B) L.L.C.

Accel Investors 2012 L.L.C.

Accel Growth Fund Investors 2012 L.L.C.

Accel Investors 2013 L.L.C.

Accel Investors 2014 L.L.C.

Accel Investors 2016 L.L.C.

Accel XIV Investors (2019) L.L.C.

Accel XV Investors (2021) L.L.C.

Accel XVI Investors (2024) L.L.C.

Accel Growth Fund Investors 2013 L.L.C.

Accel Growth Fund Investors 2014 L.L.C.

Accel Growth Fund Investors 2016 L.L.C.

Accel Growth Fund V Investors (2019) L.L.C.

Accel Growth Fund VI Investors (2021) L.P.

Accel Leaders Fund Investors 2016 L.L.C.

Accel Leaders Fund II Investors (2019) L.L.C.

Accel Leaders 3 Investors (2020) L.P.

Accel Leaders 4 Investors (2022) L.P.

Accel-KKR III Investors L.L.C.

Accel-KKR IV Investors L.L.C.

Accel-KKR Structured Capital II Investors L.L.C.

MCP IV (A) Investors L.L.C.

MCP V (A) Investors L.L.C.

IDG China VC IV Investors L.L.C.

IDG China Capital VC III Investors L.L.C.

IDG China VC V Investors L.L.C.

IDG China VC VI Investors L.L.C.

Accel India II Investors L.L.C

Accel India III Investors L.L.C.

Accel India IV Investors L.L.C.

Accel India V Investors (2019) L.L.C.

Accel India VI Investors (2019) L.L.C.

Accel India VII Investors (2022) L.P.

MANAGEMENT COMPANY ENTITIES:

Accel Partners L.P.

Accel Management Co. Inc.

Accel Management Co. Inc. dba Accel Texas Management Co Inc.

Accel Management Co. (India) Inc.

Accel Management Co. L.L.C.

Accel Management Co. (A) L.L.C.

Accel Global Management GP L.L.C.

Accel Global Management L.P.

Accel Holdings L.L.C.

MAURITIUS ENTITIES:

Accel Growth FII (Mauritius) Ltd.

Accel Growth FVCI (Mauritius) Ltd

Accel Growth Holdings (Mauritius) ltd

Accel Growth III FVCI (Mauritius) Ltd

Accel Growth III Holdings (Mauritius) Ltd

Accel Growth IV FVCI (Mauritius) Ltd

Accel Growth IV Holdings (Mauritius) Ltd

Accel Growth V Holdings (Mauritius) Ltd

Accel Growth VI Holdings (Mauritius) Ltd

Accel Growth VII Holdings (Mauritius) Ltd

Accel Leaders FVCI (Mauritius) Ltd

Accel Leaders Holdings (Mauritius) Ltd

Accel Leaders II Holdings (Mauritius) Ltd

Accel India Holdings (Mauritius) Ltd

Accel India III (Mauritius) Limited

Accel India III Holdings (Mauritius) Ltd

Accel India IV (Mauritius) Limited

Accel India IV Holdings (Mauritius) Ltd

Accel India Venture II (Mauritius) Limited

Accel India Holdings V (Mauritius) Ltd

Accel India V (Mauritius) Ltd

Accel India VI (Mauritius) Ltd

Accel India VII (Mauritius) Ltd

Accel India VIII (Mauritius) Ltd

Accel X FVCI (Mauritius) Ltd

Accel X Holdings (Mauritius) Ltd

Accel XII FVCI (Mauritius) Ltd

Accel XII Holdings (Mauritius) Ltd

Accel XIII FVCI (Mauritius) Ltd

Accel XIII Holdings (Mauritius) Ltd

Accel XIV Holdings (Mauritius) Ltd

Accel Leaders 3 Holdings (Mauritius) Ltd.

Accel Leaders 4 Holdings (Mauritius) Ltd.

OTHER:

CM10 L.L.C.
CC11 L.L.C.
CF12 L.L.C.
CV13 L.L.C.
CS14 L.L.C.
CB15 L.L.C.
CR16 L.L.C.

AS13 L.L.C.

AS14 L.L.C.
AS14X L.L.C.

AS15 L.L.C.
AS15X L.L.C.

AS16 L.L.C.

JK Al L.L.C.

Blackpoint Holdings (Accel) L.L.C.
Lower Holdings (Accel) Trust
Magic Accel Holdings L.L.C.

Accel Holdings-TR LLC

AP investments (HK) Ltd

Sky Fund Inc.

Accel India VI (Cayman) Ltd.
Accel India VII (Cayman) Ltd.
Accel Meritech Associates III L.L.C.
MCP IV (A) Associates L.L.C.

Chance Technologies Seed LLC
Chance Technologies Seed II LLC
The Mail Room Fund L.L.C.

* In accordance with Paragraph A of his Grant of Power of Attorney, this list of Granting Entities shall be updated from time to time to include affiliated Accel funds or other related entities.

IN WITNESS WHEREOF, each of the undersigned have executed this Grant of Power of Attorney or a counterpart hereto as of the date first set forth above.

/s/ Andrew G. Braccia

Andrew G. Braccia in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting Entity

/s/ Kevin J. Efrusy

Kevin J. Efrusy in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting Entity

/s/ Sameer K. Gandhi

Sameer K. Gandhi in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting Entity

/s/ Ping Li

Ping Li in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting Entity

/s/ John K. Locke

John K. Locke in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting Entity

/s/ Vasant Natarajan

Vasant Natarajan in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting Entity

/s/ Arthur C. Patterson

Arthur C. Patterson in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting Entity

IN WITNESS WHEREOF, each of the undersigned have executed this Grant of Power of Attorney or a counterpart hereto as of the date first set forth above.

/s/ James R. Swartz

James R. Swartz in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting Entity

/s/ Ryan J. Sweeney

Ryan J. Sweeney in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting Entity

/s/ Richard P. Wong

Richard P. Wong in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting Entity